Exhibit 10.22

Schedule of Omitted Agreements and Documents

CNL Lifestyle Properties, Inc.

Described below are lease agreements which have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

Lease Agreement dated as of January 8, 2007 between CNL Income Brighton, LLC and Brighton Resort, LLC.

Lease Agreement dated as of January 20, 2007 between CNL Income Northstar, LLC and Trimont Land Company.

Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie, LLC and Ski Lifts, Inc.

Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain, LLC and Loon Mountain Recreation Corporation.

Lease Agreement dated as of January 20, 2007 between CNL Income Sierra, LLC and Sierra-at-Tahoe, Inc.

Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Northstar TRS Corp. and Trimont Land Company.

Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain TRS Corp. and Loon Mountain Recreation Corporation.

Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Sierra TRS Corp. and Sierra-at-Tahoe, Inc.

Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie TRS Corp. and Ski Lifts, Inc.

Canyon Springs Golf Club, San Antonio, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Cinco Ranch, Katy, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Fossil Creek, Fort Worth, Texas, Fourth Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Plantation Golf Club, Frisco, Texas, Third Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Clear Creek Golf Club, Houston, Texas, Second Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Lake Park Golf Club, Lewisville, Texas, Third Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mansfield National Golf Club, Mansfield, Texas, Third Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mesa Del Sol Golf Club, Yuma, Arizona, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.

LakeRidge Country Club, Lubbock, Texas, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.

Royal Meadows Golf Club, Kansas City, Missouri, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.

Painted Hills Golf Club, Kansas City, Missouri, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.

Fox Meadow Country Club, Medina, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.

Weymouth Country Club, Medina, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.

Signature of Solon Country Club, Solon, Ohio, Second Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.

Tatum Ranch Golf Club, Cave Creek, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Golf Club, Littleton, Colorado, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Continental Golf Course, Scottsdale, Arizona Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Desert Lakes Golf Course, Bullhead City, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Foothills Country Club, Phoenix, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009, between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Kokopelli Golf Club, Gilbert, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Legend at Arrowhead, Glendale, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

London Bridge Golf Club, Lake Havasu, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Stonecreek Golf Club, Phoenix, Arizona, Amended and Restated Lease and Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Superstition Springs Golf Club, Mesa, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Eagle Brook Country Club, Geneva, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Country Club, Glendale, Arizona, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Painted Desert Golf Club, Las Vegas, Nevada, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Mission Hills Country Club, Northbrook, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Ruffled Feathers Golf Club, Lemont, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tamarack Country Club, Naperville, Illinois, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Majestic Oaks Golf Club, Ham Lake, Minnesota, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Deer Creek Golf Club, Overland Park, Kansas, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tallgrass Country Club, Wichita, Kansas, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowbrook Golf & Country Club, Tulsa, Oklahoma, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Hunt Valley Golf Club, Phoenix, Maryland, Amended and Restated Lease Agreement dated as of March 31, 2009 between CNL Income EAGL Mideast Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

David L. Baker Memorial Golf Course, Fountain Valley, California, Amended and Restated Sub-Concession Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Shandin Hills Golf Course, San Bernardino, California, Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri, Amended and Restated Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Micke Grove Golf Course, Lodi, California, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowlark Golf Course, Huntington Beach, California, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between CNL Income EAGL Meadowlark, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Las Vegas Municipal Golf Course, Las Vegas, Nevada, Amended and Restated Sub-Management Agreement dated as of March 31, 2009 between CNL Income EAGL Las Vegas, LLC and Evergreen Alliance Golf Limited, L.P.

Cowboys Golf Club, Grapevine, Texas, Amended and Restated Sub-Sublease Agreement dated as of March 31, 2009 between Grapevine Golf Club, L.P. and assigns, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Canyon Springs Golf Club, San Antonio, Texas, First Amendment to Third Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Cinco Ranch, Katy, Texas, First Amendment to Third Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

The Golf Club at Fossil Creek, Fort Worth, Texas, First Amendment to Fourth Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Plantation Golf Club, Frisco, Texas, First Amendment to Third Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Clear Creek Golf Club, Houston, Texas, First Amendment to Second Amended and Restated Sub-Concession Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Lake Park Golf Club, Lewisville, Texas, First Amendment to Third Amended and Restated Sub-Concession Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mansfield National Golf Club, Mansfield, Texas, First Amendment to Third Amended and Restated Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

Mesa Del Sol Golf Club, Yuma, Arizona, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.

LakeRidge Country Club, Lubbock, Texas, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.

Royal Meadows Golf Club, Kansas City, Missouri, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.

Painted Hills Golf Club, Kansas City, Missouri, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.

Fox Meadow Country Club, Medina, Ohio, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.

Weymouth Country Club, Medina, Ohio, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.

Signature of Solon Country Club, Solon, Ohio, First Amendment to Second Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.

Tatum Ranch Golf Club, Cave Creek, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Golf Club, Littleton, Colorado, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Continental Golf Course, Scottsdale, Arizona First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Desert Lakes Golf Course, Bullhead City, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Foothills Country Club, Phoenix, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Kokopelli Golf Club, Gilbert, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Legend at Arrowhead, Glendale, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

London Bridge Golf Club, Lake Havasu, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Stonecreek Golf Club, Phoenix, Arizona, First Amendment to Amended and Restated Lease and Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Superstition Springs Golf Club, Mesa, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Eagle Brook Country Club, Geneva, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Arrowhead Country Club, Glendale, Arizona, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Painted Desert Golf Club, Las Vegas, Nevada, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Mission Hills Country Club, Northbrook, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Ruffled Feathers Golf Club, Lemont, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tamarack Country Club, Naperville, Illinois, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Majestic Oaks Golf Club, Ham Lake, Minnesota, Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Deer Creek Golf Club, Overland Park, Kansas, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Tallgrass Country Club, Wichita, Kansas, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowbrook Golf & Country Club, Tulsa, First Amendment to Oklahoma, Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Hunt Valley Golf Club, Phoenix, Maryland, First Amendment to Amended and Restated Lease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Mideast Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

David L. Baker Memorial Golf Course, Fountain Valley, California, First Amendment to Amended and Restated Sub-Concession Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Shandin Hills Golf Course, San Bernardino, California, First Amendment to Amended and Restated Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

The Norman K. Probstein Community Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri, First Amendment to Amended and Restated Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Micke Grove Golf Course, Lodi, California, First Amendment to Amended and Restated Sub-Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Meadowlark Golf Course, Huntington Beach, California, First Amendment to Amended and Restated Sub-Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Meadowlark, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Las Vegas Municipal Golf Course, Las Vegas, Nevada, First Amendment to Amended and Restated Sub-Management Agreement entered into as of April 6, 2011 and effective January 1, 2011 between CNL Income EAGL Las Vegas, LLC and Evergreen Alliance Golf Limited, L.P.

Cowboys Golf Club, Grapevine, Texas, First Amendment to Amended and Restated Sub-Sublease Agreement entered into as of April 6, 2011 and effective January 1, 2011 between Grapevine Golf Club, L.P. and assigns, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Described below are loan agreements/mortgages which have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Golf Club, Littleton, Colorado).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Deer Creek Golf Club, Overland Park, Kansas).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Eagle Brook Country Club, Geneva, Illinois).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Mideast Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Hunt Valley Golf Club, Phoenix, Maryland).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Legend at Arrowhead Golf Resort, Glendale, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Majestic Oaks Golf Club, Ham Lake, Minnesota).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Mission Hills Country Club, Northbrook, Illinois).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL West Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Painted Desert Golf Club, Las Vegas, Nevada).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Ruffled Feathers Golf Club, Lemont, Illinois).

Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Stonecreek Golf Club, Phoenix, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tallgrass Country Club, Wichita, Kansas).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tatum Ranch Golf Club, Cave Creek, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Arrowhead Country Club, Glendale, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Continental Golf Course, Scottsdale, Arizona).

Fee and Leasehold Deed of Trust dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Desert Lakes Golf Course, Bullhead City, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Foothills Golf Club, Phoenix, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Kokopelli Golf Club, Gilbert, Arizona).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, as Landlord, Borrower, to The Prudential Insurance Company of America, Lender (London Bridge Golf Course, Lake Havasu, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Midwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Meadowbrook Golf & Country Club, Tulsa, Oklahoma).

Deed of Trust and Security Agreement dated as of January 25, 2008 by CNL Income EAGL Southwest Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Superstition Springs Golf Club, Mesa, Arizona).

Mortgage and Security Agreement dated as of January 25, 2008 by CNL Income EAGL North Golf, LLC, Borrower, to The Prudential Insurance Company of America, Lender (Tamarack Golf Club Naperville, Illinois).

Described below are agreements which have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

Amended and Restated Limited Liability Company Agreement of CC3Acquisition, LLC dated as of January 10, 2011

Amended and Restated Limited Liability Company Agreement of CLPSUN Partners III, LLC dated as of October 12, 2011

Amended and Restated Limited Partnership Agreement of CLPSUN III Tenant, LP dated as of October 12, 2011

Agreement Regarding Transfer of Partnership Interests (Ownco) between Master Morsun Acquisition LLC and Sunrise Senior Living Investments, Inc. dated as of August 15, 2011

Agreement Regarding Transfer of Partnership Interests (Leaseco) between Broadway Mall Properties, Inc. and Sunrise Senior Living Investments, Inc. dated as of August 15, 2011